UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2015

RESTORGENEX CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 E. Lake Cook Road, Suite 750 Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

(847) 777-8092

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2015, Timothy Boris, General Counsel and Secretary of RestorGenex Corporation, resigned effective as of January 19, 2015, to take a position within another company.  After his departure, Mr. Boris’s responsibilities will be shared among RestorGenex’s Chief Executive Officer, Chief Financial Officer and outside counsel.

On January 9, 2015, the Board of Directors of RestorGenex elected Phillip B. Donenberg, RestorGenex’s current Chief Financial Officer, as Secretary, effective as of January 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2015	RESTORGENEX CORPORAITON

	By:	/s/ Stephen M. Simes
	Name:	Stephen M. Simes
	Title:	Chief Executive Officer